UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2008



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                      1-4626                 13-1534671
     ------------------         ----------------------   --------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification Number)


                 205 Chubb Avenue, Lyndhurst, New Jersey 07071
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    Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078


                                      N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Items 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing


     On February 4, 2008, the Registrant received a notice (the "Notice") from the Financial Industry Regulatory Authority ("FINRA") indicating that the Registrant is delinquent with respect to the filing of its Report on Form 10-K (the "10-K") for the period ended October 27, 2007. The Notice further indicated that if the Registrant has not filed its 10-K by 5:30 p.m. EST on March 3, 2008, the securities of the Company will not be eligible for quotation on the OTC Bulletin Board and therefore, will be removed. As of February 1, 2008, a fifth character "E" has been appended to the Company's securities indicating the delinquency.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HARVEY ELECTRONICS, INC.


                              By: /s/ Michael E. Recca
                                  ---------------------------------
                                  Michael E. Recca
                                  Interim Chief Executive Officer and Chief
                                  Restructuring Officer

Date:  February 6, 2008